INCOME TAXES	12 Months Ended
Dec. 31, 2012
INCOME TAXES
INCOME TAXES

15.                               INCOME TAXES

The Company is a tax exempted company incorporated in the Cayman Islands and conducts substantially all of its business through its PRC subsidiaries, CDTC and Eastlong Technology, and their VIEs, VisionChina Media Group and Eastlong Advertising.

Cayman Islands and BVI

The Company which was incorporated in the Cayman Islands and its subsidiaries incorporated in Cayman Islands and BVI are all not subject to income tax under the current laws of the Cayman Islands and BVI.  In addition, payments of dividends by the Company to its shareholders, are not subject to Cayman Islands or BVI withholding tax.

Hong Kong

The Company’s subsidiaries established in HK are subject to HK profits tax on all profits (excluding profits arising from the sale of capital assets, dividend income and interest income) arising in or derived from HK from its trade, profession or business.  The normal applicable profits tax rate is 16.5%.

The PRC

On January 1, 2008, the new enterprise income tax (“EIT”) law in the PRC (the “New EIT Laws”) took effect.  It applies a uniform tax rate of 25% for all enterprises (including foreign-invested enterprises) and revoked the current tax exemption, reduction and preferential treatments applicable to foreign-invested enterprises.  However, there is a transition period for enterprises, whether foreign-invested or domestic, that were receiving preferential tax treatments granted by relevant tax authorities at the time when New EIT Law took effect.  Enterprises that were subject to an EIT rate lower than 25% prior to January 1, 2008 may continue to enjoy the lower rate and gradually transition to the new tax rate over the five year period after the effective date of the New EIT Law.  According to the implementation regulations, during the transition period the EIT rate for CDTC, Shenzhen HDTV and DMG Shenzhen is 18%, 20%, 22%, 24% and 25% in the years 2008, 2009, 2010, 2011, 2012, respectively.

In accordance with a circular issued in November 2008, VisionChina Media Group has been recognized as a state-encouraged high-new technology enterprise since 2008, and the status is valid for a period of three years and was therefore entitled to a preferential tax rate of 15% in 2008, 2009 and 2010.  In October 2011, VisionChina Media Group obtained the approval to continue being recognized as a state encouraged high-new technology enterprise in 2011, 2012, and 2013, and is entitled to a preferential tax rate of 15% in these three years, subject to tax authority approval at the end of each year.

In accordance with a circular issued in December 2010, Eastlong Technology has been recognized as a state-encouraged high-new technology enterprise starting from 2010, and the status is valid for a period of three years.  Eastlong Technology is thus entitled to a preferential tax rate of 15% in 2010, 2011 and 2012, subject to tax authority approval at the end of each year.  As such the EIT rate for Eastlong Technology is 15% in each of the years of 2010, 2011 and 2012, respectively.

Xian Huachangshi and Huadingshi were established subsequent to the promulgation of the New EIT Law and as such, it is subject to the uniform income tax rate of 25%.

Luzhou Huashi was established in Sichuan.  It is recognized as a “Local government encouraged company” and is entitled to a reduced tax rate of 7.5% for the years ended December 31, 2010 and 2011 and a reduced tax rate of 12.5% for the year ended December 31, 2012.

Notwithstanding the applicable statutory tax rates noted above, in 2011 and 2012, under the direction of the relevant in-charge tax authority, Jiangxi Huashi applied a deemed-profit-rate method for its annual tax filings in 2011 and 2012.  Pursuant to the deemed-profit-rate method, taxable income for Jiangxi Huashi was deemed at 16% of revenues.  An additional amount of $630,000 and $397,000 would otherwise have been payable if deemed-profit-rate method is not allowed for the years ended December 31, 2011 and 2012, respectively.

The Company and its other subsidiaries in the PRC have minimal operations and the Group has minimal operations in jurisdictions other than the PRC.

The current and deferred components of the income tax expenses (benefits) appearing in the consolidated statements of operations are as follows:

	Year ended December 31,
	2010	2011	2012

Current tax	$(193,330)	$162,845	$125,733
Deferred tax	(18,008,959)	(956,260)	(7,673,154)
	$(18,202,289)	$(793,415)	$(7,547,421)

The principal components of the Group’s deferred income tax assets and liabilities are as follows:

	December 31,
	2011	2012

Deferred tax assets:
Net operating loss carrying forward	$7,002,554	$18,682,444
Total deferred tax assets	7,002,554	18,682,444
Valuation allowance on deferred tax assets	(4,284,387)	(18,238,463)
Net deferred tax assets (non-current)	$2,718,167	$443,981

Deferred tax liabilities:
Intangible assets (non-current)	$9,808,291	$—

Movement of valuation allowance

	Year ended December 31,
	2010	2011	2012

At the beginning of the year	$2,112,994	$13,210,882	$4,284,387
Arising from DMG Acquisition	10,364,217	—	—
Tax loss expired	—	(9,030,073)	(500,181)
Liquidation of a subsidiary	—	(66,176)	(263,329)
Exchange realignment	613,465	225,275	17,069
Change in tax rate	(1,285,778)	9,329	(225,318)
Change for the year	1,405,984	(64,850)	14,925,835
At the end of the year	$13,210,882	$4,284,387	$18,238,463

A valuation allowance has been provided on the deferred tax assets because the Group believes that it is not more likely than not that the assets will be utilized.  As of December 31, 2011 and 2012, a valuation allowance was provided for the deferred tax assets relating to the future benefit of net operating loss carry forward as the management determined that the utilization of those net operating loss carry forward is not more likely than not.  If events occur in the future that allow the Group to realize more of its deferred tax assets than the presently recorded amount, an adjustment to the valuation allowance will be made when those events occur.

As of December 31, 2012, the Group had net operating loss carry forward of approximately $2,893,672, $13,019,087, $6,063,929, $5,710,930 and $50,720,129 that will expire in the years ending December 31, 2013, 2014, 2015, 2016 and 2017, respectively.

A reconciliation of the income tax benefits to the amount computed by applying the current tax rate to loss before income taxes in the statements of operations is as follows:

	Year ended December 31,
	2010	2011	2012

Expected taxation at PRC EIT statutory rate of 25%	$(42,364,813)	$(3,352,917)	$(63,518,834)
Effect of different tax rates	(4,698,082)	251,879	1,749,282
Effect of loss that cannot be carried forward	1,785,662	1,419,225	2,447,707
Tax expense arising from items which are not deductible or not taxable for tax purpose:
- non-deductible entertainment expenses	1,269,481	592,257	1,027,013
- goodwill impairment	24,131,706	—	29,467,644
- others, net	528,275	792,187	1,070,292
Effect of tax exemption and tax concessions	(67,172)	(175,571)	5,283,567
(Overprovision) underprovision in prior years	(193,330)	(255,625)	73
Change in valuation allowance	1,405,984	(64,850)	14,925,835
Total income tax benefit	$(18,202,289)	$(793,415)	$(7,547,421)

The amounts of $67,172 and $175,571 would otherwise have been payable without tax exemptions and tax concessions for the years ended December 31, 2010 and 2011, respectively.  In addition, $0.001 and $0.002 would have been deducted from the basic net loss per share for the years ended December 31, 2010 and 2011, respectively.

Uncertainties exist with respect to how the PRC’s current income tax law applies to the Company’s overall operations, and more specifically, with regard to tax residency status.  The New EIT Law includes a provision specifying that legal entities organized outside of the PRC will be considered residents for PRC income tax purposes if their place of effective management or control is within PRC.  The Implementation Rules to the New Law provide that non-resident legal entities will be considered PRC residents if substantial and overall management and control over the manufacturing and business operations, personnel, accounting, properties, etc. occurs within the PRC. Due to the present uncertainties resulting from the limited PRC tax guidance on this issue, it is unclear that the legal entities organized outside of PRC should be treated as residents for New EIT Law purposes. Because substantially all of he Company’s revenues on a consolidated basis are generated in the PRC, and the Company’s legal entities organized outside of the PRC does not generate any taxable income on a standalone basis, even if one or more of the Company’s legal entities organized outside of the PRC were characterized as PRC tax residents, the Company does not expect any significant adverse impact on the Company’s consolidated results of operations.

Aggregate undistributed earnings of the Company’s subsidiaries and VIEs in the PRC that are available for distribution to the Company of approximately $2.0 million at December 31, 2012 are considered to be indefinitely reinvested under FASB ASC 740, and accordingly, no provision has been made for the PRC dividend withholding taxes that would be payable upon the distribution of those amounts to the Company.  However, the actual amount of earnings distributable to the Company from its subsidiaries and VIEs in the PRC could vary as a result of the restrictions and procedures governed by the relevant tax authorities and the State Administration of Foreign Exchange.  In an announcement formally made on February 22, 2008, the PRC authorities clarified that the distributions made out of undistributed earnings that arose prior to January 1, 2008 would not give rise to withholding tax.

Under US GAAP, deferred tax liability should be accounted for in respect of the undistributed earnings of the Company’s financial interest in VIE affiliates and domestic subsidiaries.  The Company believes that it is more likely than not that there is no deferred tax liability resulting from the undistributed earnings because the Company has means available under the PRC tax law to recover the investment in its consolidated VIE tax free, including but not limited to the following series of transactions:

•                                          The provision of technical support service by the Company’s PRC wholly owned subsidiary to its consolidated VIE will cause an expense to the consolidated VIE, resulting in the majority of the undistributed earnings of the consolidated VIE being transferred to the Company without incurring any additional income tax expense on the basis that the Company’s PRC wholly owned subsidiary and the consolidated VIE are in the same tax jurisdiction and subject to the same income tax rate.  The price of the technical support service will be determined on an arm’s length basis.

•                                          The Company would ensure the significant existing contracts, including the exclusive agency agreements and the contracts for direct investment arrangements to be signed or renewed upon expiry of such contracts by a new VIE of the Company.  Therefore, all the operations in the existing consolidated VIE will be taken by the new VIE without resulting any capital gain subject to income taxes; and

•                                          The Company or its wholly owned PRC subsidiary would exercise the call option to acquire all the equity interests in the existing consolidated VIE from its shareholders after all the operations have been transferred to the new VIE.  Without any continuing operations or substantial remaining undistributed earnings, the purchase price for the existing consolidated VIE would be approximately valued at its paid-in capital, in which case it is not more likely than not that it would give rise to income tax resulting from any capital gain.

The Group has made its assessment of the level of tax authority for each tax position (including the potential application of interest and penalties) based on the technical merits in each case, and has measured the unrecognized tax benefits associated with the tax positions.  Based on this evaluation, the Group has concluded that there are no significant uncertain tax positions requiring recognition in its consolidated financial statements.  The Group does not anticipate any significant increases or decreases to its liability for unrecognized tax benefits within the next twelve months.  The Group classifies interest and/or penalties related to income tax matters in income tax benefit (expense).  As of December 31, 2012, there is no interest or penalties related to uncertain tax positions.  The years 2007 to 2012 remain subject to examination by the PRC tax authorities.